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                                THE SIGNAL FUNDS
                     Supplement Dated August 1, 2002 to the
            Class A and Class B Shares Prospectus dated July 1, 2002

The following information supplements the disclosure in the Prospectus on Pages 26 and 27 under the Section titled "Sales Charge Waivers" and restates the information in its entirety:

SALES CHARGE WAIVERS

The sales charge will not apply to purchases of Class A shares by:

(1) BISYS or any of its affiliates;

(2) Trustees or officers of the Funds;

(3) directors or officers of BISYS or the Adviser, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts);

(4) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Group or Distributor and the plan sponsors, so long as such shares are purchased through the Funds;

(5) any person purchasing shares within approved asset allocation or "wrap fee" programs sponsored by a financial services organization; or

(6) accounts for which the Adviser or any of its affiliates act in a fiduciary, advisory, agency or similar capacity.

The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families.

The CDSC applicable to Class B Shares will be waived under certain circumstances, including the following:

(1) Redemptions from accounts following the death or disability of the shareholder;

(2) Returns of excess contributions to retirement plans;

(3) Shares issued in a plan of reorganization sponsored by the Advisor, or shares redeemed involuntarily in a similar situation; and

(4) Redemptions from accounts where the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.